Innovator IBD® Breakout Opportunities ETF
Schedule of Investments
July 31, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS - 97.65%
Banks - 5.08%
ICICI Bank Ltd. - ADR	51,403	$955,582

Commercial Services - 3.82%
PayPal Holdings, Inc. (a)	2,607	718,307

Diversified Financial Services - 0.63%
StepStone Group, Inc. - Class A	2,585	117,643

Electronic Components & Equipment - 0.56%
Generac Holdings, Inc. (a)	253	106,098

Hand/Machine Tools - 5.12%
Lincoln Electric Holdings, Inc. (b)	6,908	963,182

Healthcare-Products - 7.20%
Align Technology, Inc. (a)	187	130,115
Bio-Techne Corp.	1,133	546,378
IDEXX Laboratories, Inc. (a)	385	261,234
PerkinElmer, Inc. (b)	1,639	298,675
Thermo Fisher Scientific, Inc.	220	118,802
		1,355,204
Healthcare-Services - 12.87%
Charles River Laboratories International, Inc.(a)	2,035	828,082
Laboratory Corp of America Holdings (a)(b)	946	280,158
Medpace Holdings, Inc. (a)	2,959	520,606
UnitedHealth Group, Inc.	1,925	793,524
		2,422,370
Home Furnishings - 4.23%
Vizio Holding Corp. - Class A (a)	36,168	796,781

Internet - 6.99%
Mimecast Ltd. (a)	14,267	792,532
Twitter, Inc. (a)(b)	7,480	521,730
		1,314,262
Machinery-Diversified - 6.55%
Kornit Digital Ltd.(a)	2,112	279,122
The Middleby Corp. (a)(b)	4,983	954,195
		1,233,317
Miscellaneous Manufacturing - 0.65%
Axon Enterprise, Inc. (a)	660	122,773

Pharmaceuticals - 4.91%
AbbVie, Inc.	7,942	923,655

Retail - 12.09%
CarMax, Inc. (a)(b)	5,973	800,083
Darden Restaurants, Inc.	5,566	811,968
Floor & Decor Holdings, Inc. - Class A (a)	4,455	543,555
Lululemon Athletica, Inc. (a)	297	118,850
		2,274,456
Semiconductors - 8.62%
Advanced Micro Devices, Inc. (a)	1,287	136,667
MaxLinear, Inc. (a)	12,672	611,171
Monolithic Power Systems, Inc.	1,947	874,708
		1,622,546
Software - 17.04%
Concentrix Corp. (a)	1,694	277,359
Dropbox, Inc. - Class A (a)(b)	17,380	547,296
MSCI, Inc.	1,628	970,223
PTC, Inc. (a)	3,498	473,804
Veeva Systems, Inc. - Class A (a)	2,816	936,912
		3,205,594
Transportation - 1.29%
United Parcel Service, Inc. - Class B	1,265	242,070
TOTAL COMMON STOCKS (Cost $17,760,516)		18,373,840

REAL ESTATE INVESTMENT TRUSTS - 2.02%
Diversified - 1.39%
VICI Properties, Inc. (b)	8,404	262,120
Warehouse/Industrial - 0.63%
Innovative Industrial Properties, Inc. (b)	550	118,245
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $381,885)		380,365

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 13.88%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 0.11% (c)	2,611,363	2,611,363
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $2,611,363)		2,611,363

SHORT TERM INVESTMENTS - 0.30%
Money Market Deposit Account - 0.30%	Principal Amount
U.S. Bank Money Market Deposit Account, 0.003% (d)	$56,666	56,666
TOTAL SHORT TERM INVESTMENTS (Cost $56,666)		56,666

Total Investments (Cost $20,810,430) - 113.85%		21,422,234
Liabilities in Excess of Other Assets - (13.85)%		(2,606,370)
TOTAL NET ASSETS - 100.00%		$18,815,864

Asset Type	% of Net Assets
Common Stocks	97.65%
Real Estate Investment Trusts	2.02
Investments Purchased with Proceeds From Securities Lending	13.88
Short Term Investments	0.30
Total Investments	113.85
Liabilities in Excess of Other Assets	(13.85)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt
(a) Non-income producing security.
(b) All or a portion of this security is on loan as of July 31, 2021. The total value of securities on loan is $2,563,177, or 13.62% of net assets. See Note 3.
(c) Represents annualized seven-day yield as of the end of the reporting period.
(d) The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of July 31, 2021.

1) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Innovator ETFs Trust  (the “Trust”) in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation:

Portfolio securities generally shall be valued utilizing prices provided by independent pricing services. The Trust’s Pricing Committee (“Pricing Committee”) is responsible for establishing valuation of portfolio securities and other instruments held by the Fund in  accordance with the Trust’s valuation procedures.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are generally valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. Fixed income securities, swaps, currency-, credit- and commodity-linked notes, and other similar instruments will be valued using a pricing service. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts, provided the Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by the pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. Restricted securities (with the exception of Rule 144A Securities for which market quotations are available) will normally be valued at fair value as determined by the Pricing Committee.

If no quotation can be obtained from a pricing service, then the Pricing Committee will then attempt to obtain one or more broker quotes for the security. If no quotation is available from either a pricing service or one or more brokers or if the Pricing Committee has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by the Pricing Committee in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair Valuation Measurement:

FASB established a framework for measuring fair value in accordance with U.S. GAAP. Under ASC, Fair Value Measurement (“ASC 820”), various inputs are used in determining the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

• Level 1 –Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 –Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of July 31, 2021:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$18,373,840	$-	$-	$18,373,840
Real Estate Investment Trusts	380,365	-	-	380,365
Investments Purchased with Proceeds From Securities Lending	-	2,611,363	-	2,611,363
Short Term Investments	56,666	-	-	56,666
Total Assets	$18,810,871	$2,611,363	$-	$21,422,234

See the Schedule of Investments for the investments detailed by industry classification.

There were no Level 3 investments held by the Fund during the reporting period.

2) SECURITIES LENDING

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the securities lending agent. The Trust has entered into a Securities Lending Agreement (“SLA”) with U.S. Bank, N.A., the fund’s custodian (the “Agent”). Under the terms of the SLA, the Fund may lend securities to certain broker–dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non–U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non–cash collateral. Non–cash collateral can include U.S. Government Securities and letters of credit. The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC (“Mount Vernon”), as noted in the Fund’s Schedule of Investments. Mount Vernon seeks to maximize current income to the extent consistent with the preservation of capital and liquidity; and to maintain a stable NAV of $1.00. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. Cash and cash equivalent collateral on securities lending transactions are on an overnight and continuous basis.

As of July 31, 2021, the values of the securities on loan and cash collateral received were as follows:

	Value of Securities on Loan	Cash Collateral Received
	$2,563,177	$2,611,363